LSA VARIABLE SERIES TRUST


LSA Variable Series Trust
3100 Sanders Road, Suite M2A
Northbrook, IL 60062                           Prospectus Dated June 25, 2001
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The LSA Variable Series Trust (the "Trust") is a group of portfolios sold exclusively to separate accounts of life insurance companies, including Allstate Life Insurance Company and its insurance company subsidiaries. There are presently twelve portfolios, six of which are described herein, (each a "Fund" and collectively the "Funds") that are available for investment.

The information in this prospectus is of interest to anyone who owns or is considering purchasing a variable annuity or variable life contract issued by an insurance company separate account that makes the Funds available as underlying investment options to contract holders. This prospectus explains the investment objectives, risks and strategies of each Fund.

You should read this prospectus to help you decide whether the insurance company separate account that invests in a Fund is the right investment for you. You should keep this prospectus for future reference along with the prospectus for the insurance product which accompanies this prospectus.

The terms "you", "your" and "yours" refers to the contract holder as an investor in the insurance company separate accounts.

To learn more about the Funds and their investments, you may obtain a copy of the Statement of Additional Information (SAI) dated June 25, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference, which means it is legally part of the prospectus. For a free copy contact your insurance company or call 1-800-865-5237.

Shares of Funds within the Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.
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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

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                                TABLE OF CONTENTS

FUNDS AT A GLANCE                                                                                1
         General information about the Funds,
         the Manager, and the Advisers

FUND SUMMARIES                                                                                   2
         For each Fund, the investment objective,
         Adviser, strategy, risks and who may want to invest

         Aggressive Growth Fund                                                                  2
         Capital Appreciation Fund                                                               3
         Diversified Mid-Cap Fund                                                                4
         Mid Cap Value Fund                                                                      5
         Basic Value Fund                                                                        6
         Blue Chip Fund                                                                          7

MORE INFORMATION ABOUT THE FUNDS                                                                 8
         The types of investment strategies that may be used
         by some or all of the Funds and additional information
         about investment risks

MANAGEMENT OF THE FUNDS                                                                          12
         General information about the organization and operations
         of the Funds, including details about the Adviser to each Fund

RELATED PERFORMANCE OF ADVISERS                                                                  13
         General discussion about composite performance
         for each Adviser's similarly managed accounts

VALUING A FUND'S ASSETS                                                                          15
         General information on how a Fund's assets are valued, including market value, fair value, and the use of foreign currency
         conversion values

PRICING OF FUND SHARES                                                                           16
         Details on how each Fund's per share price (also known as
         "net asset value") is determined, how to purchase and redeem shares

FEES AND EXPENSES                                                                                17
         Details on the cost of operating the Funds including
         fees, expenses and calculations

ADDITIONAL FUND INFORMATION                                                                      18
         Taxes, income and capital gain distributions,
         service providers, Statement of Additional Information,
         annual reports

                                FUNDS AT A GLANCE

THE TRUST

The LSA Variable Series Trust (the "Trust") is a group of mutual fund portfolios (each a "Fund" and collectively the "Funds") managed by LSA Asset Management LLC (the "Manager").

THE MANAGER

The Manager is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Manager carefully selects other professional investment managers (each an "Adviser" and collectively the "Advisers") to carry out the day-to-day management of each Fund. The Manager receives a fee, payable monthly, based on a percentage of average net assets of the Funds.

THE ADVISERS

The Advisers are the professional investment managers who perform the day-to-day investing on behalf of the Funds subject to the general supervision of the Manager and the Trust's Board of Trustees (the "Board"). The fees of the Advisers are paid by the Manager, not the Funds. Each Adviser is a registered investment adviser with the SEC. The following chart lists the Adviser to each Fund and each Fund's investment objective. Each Fund's investment objective may be changed without a shareholder vote.

     Fund                    Adviser                              Investment Objective
Aggressive Growth      Van Kampen Asset          Seeks to provide long-term capital growth. The Fund invests
Fund                   Management Inc.           primarily in common stocks and other equity securities of small-
                                                 and mid-sized growth companies.

Capital                Janus Capital Corp.       Seeks to provide long-term capital growth. The Fund invests
Appreciation                                     primarily in common stocks listed on national exchanges or on
Fund                                             NASDAQ.

Diversified            Fidelity Management &     Seeks to provide long-term growth of capital. The Fund invests
Mid-Cap Fund           Research Co.              primarily in common stocks of companies with medium market capitalizations.

Mid Cap Value Fund     Van Kampen Asset          Seeks to provide long-term capital growth. The Fund invests
                       Management Inc.           primarily in common stocks and other equity securities of
                                                 medium-capitalization companies.

Basic Value Fund       A I M Capital             Seeks long-term growth of capital. The Fund invests primarily in
                       Management, Inc.          common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors.


Blue Chip Fund         A I M Capital             Seeks to provide long-term capital growth. Current income is a
                       Management, Inc.          secondary objective.  The Fund invests primarily in the common stocks of blue chip companies.

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                                 FUND SUMMARIES

AGGRESSIVE GROWTH FUND
Advised by: Van Kampen Asset Management Inc.


INVESTMENT OBJECTIVE: The Aggressive Growth Fund seeks to provide long-term capital growth. The Fund invests primarily in common stocks and other equity securities of small- and mid-sized growth companies.

INVESTMENT STRATEGIES: The Fund will invest primarily in common stocks and other equity securities of companies the Adviser believes have an above-average potential for capital growth. The Adviser uses a "bottom-up" approach to stock selection, focusing on companies that exhibit rising earnings expectations and rising valuations. The Fund generally sells securities when earnings expectations flatten or decline. The Fund focuses primarily on equity securities of small- and mid-sized companies although the Fund may invest in larger-sized companies that the Adviser believes have an above-average potential for capital growth. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase and sell certain derivative instruments, such as options, futures, and options on futures for various portfolio management purposes.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. The Fund is also subject to:

- The risk that the Fund's market sector, small- to mid-size growth oriented companies, may underperform relative to other sectors. During an overall stock market decline, stock prices of small- or mid- sized companies often fluctuate more than the stock prices of larger companies.
- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.
- The risk that the aggressive growth stocks which the Adviser believes to have significant growth potential can be subject to more abrupt or erratic market movements than the stocks of larger more established companies or the stock market in general.
- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.
- In general, a derivative instrument, such as futures and options, is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks which include imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk of loss in the market price of the security, and liquidity risk.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking capital growth over the long-term.

- You are willing to accept the above-average risks associated with investing in the securities of small- and mid-sized companies, which may include foreign companies.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE:

Because the Fund has been in operation for less than one calendar year no performance history has been provided.

CAPITAL APPRECIATION FUND
Advised by: Janus Capital Corporation

INVESTMENT OBJECTIVES: The Capital Appreciation Fund seeks long-term growth of capital. The Fund invests primarily in common stocks listed on national exchanges or on NASDAQ.

INVESTMENT STRATEGIES: The Fund will invest primarily in common stocks listed on national exchanges or on NASDAQ which the Adviser believes have a good potential for capital growth, some or all of which may be of foreign issuers. Under normal conditions, the Fund's main strategy is to invest substantially all of its assets in common stocks. The Adviser builds the Fund one company at a time, emphasizing growth of capital by investing in companies the Adviser believes to have the greatest earnings growth potential. While investments are focused on earnings growth, the Adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the Adviser subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is acquired for the Fund.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. The Fund is also subject to:

- The risk that the Fund's market sector, large-size growth oriented companies, may underperform relative to other sectors.
- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.
- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking long-term capital appreciation.
- You are willing to accept the above-average risks associated with investing in a portfolio which may include foreign companies.
- You are willing to accept greater volatility in the hopes of a greater increase in share price.

PAST PERFORMANCE:

Because the Fund has been in operation for less than one calendar year no performance history has been provided.

DIVERSIFIED MID-CAP FUND
Advised by: Fidelity Management & Research Company

INVESTMENT OBJECTIVE: The Diversified Mid-Cap Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies with medium market capitalizations.

INVESTMENT STRATEGIES: The Fund will invest primarily in a diversified portfolio of common stocks of companies with medium market capitalizations. The Adviser defines companies with medium market capitalizations or mid-size companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index at the time of the Fund's investment. As of December 31, 2000, the Russell Mid Cap Index included companies with capitalizations between approximately $45.9 million and $22.4 billion. The size of the companies in the Russell Mid Cap Index change with the market conditions and the composition of the index. In general, the Fund invests in securities of mid-sized companies but may also invest in companies with smaller or larger market capitalizations. The Adviser is not constrained by a particular investment style and may invest in "value" or "growth" securities. The Adviser invests based on a fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position and economic and market factors. Factors considered include growth potential, earnings estimates and management. The Fund may also invest up to 25% of its total assets in securities of foreign companies.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. The Fund is also subject to:

- The risk that mid-size companies may underperform relative to other market sectors. During an overall stock market decline, stock prices of mid- sized companies often fluctuate more than the stock prices of larger companies.
- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.
- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking long-term capital growth.
- You are willing to accept the above-average risks associated with investing in the securities of mid-sized companies, which may include foreign companies.
- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE:

Because the Fund has been in operation for less than one calendar year no performance history has been provided.

MID CAP VALUE FUND
Advised by: Van Kampen Asset Management Inc.


INVESTMENT OBJECTIVE: The Mid Cap Value Fund seeks long-term capital growth. The Fund invests primarily in common stocks and other equity securities of medium-capitalization companies.

INVESTMENT STRATEGIES: The Fund will invest primarily in a diversified portfolio of common stocks and other equity securities of medium-capitalization companies that the Fund's Adviser believes are selling below their intrinsic value and offer the opportunity for growth of capital. Under normal market conditions, the Adviser generally defines medium-capitalization companies by reference to those companies with equity capitalizations in the range of the companies represented in the Standard & Poor's MidCap 400 Index. As of March 30, 2001, the Standard and Poor's MidCap 400 Index included companies with capitalizations between approximately $88 million and $8.7 billion. The size of the companies in the Standard and Poor's MidCap 400 Index changes with the market conditions and the composition of the index. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospects, and attractive valuations. The Fund may invest up to 25% of its assets in securities of foreign issuers.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. The Fund is also subject to:

- The risk that the Fund's market sector, mid-size value oriented companies, may underperform relative to other sectors. During an overall stock market decline, stock prices of small- or mid- sized companies often fluctuate more than the stock prices of larger companies.

- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.
- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking long-term capital growth.
- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.
- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE:

Because the Fund has been in operation for less than one calendar year no performance history has been provided.

BASIC VALUE FUND
Advised by: A I M Capital Management, Inc.

INVESTMENT OBJECTIVE: The Basic Value Fund seeks long-term growth of capital. The Fund invests primarily in common stocks which the Adviser believes to be undervalued in relation to long-term earnings power or other factors.

INVESTMENT STRATEGIES: The Fund will invest primarily in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the Adviser believes to be undervalued in relation to long-term earning power or other factors. The Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. In selecting investments, the Adviser seeks to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The Adviser allocates investments among investment grade fixed-income securities based on its view as to the best values then available in the market place. The Adviser would consider whether to sell a particular security when any of those factors materially change.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. The Fund is also subject to:

- The risk that the Fund's market sector, mid- to large-size value companies, may underperform relative to other sectors.
- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.
- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.
- The risk that (1) an issuer of debt securities held by the Fund may fail to repay interest and principal in a timely manner and (2) the prices of debt securities will decline over short or even long periods due to rising interest rates.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking long-term capital growth.
- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.
- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE:

Because the Fund has been in operation for less than one calendar year no performance history has been provided.

BLUE CHIP FUND
Advised by: A I M Capital Management, Inc.

INVESTMENT OBJECTIVE: The Blue Chip Fund seeks to provide long-term capital growth. Current income is a secondary objective. The Fund invests primarily in the common stocks of blue chip companies.

INVESTMENT STRATEGIES: The Fund will invest primarily in the common stocks of blue chip companies. Blue chip companies are those companies that the Adviser believes have the potential for above-average growth in earnings and that are well-established in their respective industries. The Adviser considers whether to sell a particular security when it believes the security no longer has that potential. When the Adviser believes securities other than common stocks offer the opportunity for long-term growth of capital and current income, the Fund may invest in investment grade debt securities including convertible securities and U.S. government securities. The Fund may also invest up to 25% of its assets in foreign securities.

PRIMARY RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long term. The Fund is also subject to:

- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.
- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.
- The risk that (1) an issuer of debt securities held by the Fund may fail to repay interest and principal in a timely manner and (2) the prices of debt securities will decline over short or even long periods due to rising interest rates.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking long-term capital growth.
- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.
- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE:

Because the Fund has been in operation for less than one calendar year no performance history has been provided.

                        MORE INFORMATION ABOUT THE FUNDS

Some of the Funds are managed by Advisers which manage other mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Funds are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly named mutual fund may differ substantially from that of the Funds.

INVESTMENT STRATEGIES

Each Fund follows a distinct set of investment strategies. All of the Funds are considered "Equity Funds" because they invest primarily in equity securities. Each Fund may change its investment objectives without shareholder approval in accordance with applicable law. All percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security.

The Aggressive Growth Fund, Diversified Mid-Cap Fund, Capital Appreciation Fund, Basic Value Fund, Mid Cap Value Fund and Blue Chip Fund will normally invest at least 65% of their assets in equity securities. Therefore, as a contract holder in these Funds, the return on your investment will be based primarily on the risks and rewards relating to equity securities.

EQUITY SECURITIES

Each Fund will invest in equity securities. There are various types of equity securities such as common stocks, preferred stocks, depositary receipts, rights and warrants. In addition, the Funds may treat debt instruments which are "convertible" into equity as equity securities (or as debt securities). However, it is expected that the Funds' equity investments will be primarily in common stocks.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company has made all required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or progress.

As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

The Funds may invest in equity securities of U.S. and foreign companies. Investments in foreign securities present special risks and other considerations. These are discussed under "Foreign Securities" on page 12.

SMALL CAP COMPANIES

All of the Funds, to varying degrees, may invest in small cap companies. Small cap companies typically include those companies listed on the Russell 2000 Index. As of June 30, 2000, the largest company in the Russell 2000 Index had a market capitalization of $1.5 billion. The Aggressive Growth Fund may invest a substantial portion, or at times all, of its assets in small cap companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely not to survive or accomplish their goals than larger more established companies with the result that the value of their stock could decline significantly. These companies are less likely to survive than larger more established companies since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often experience a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Further, there may be less publicly available information about small or unseasoned companies. As a result, when making a decision to purchase a security for a Fund, an Adviser may not be aware of some problems associated with the company issuing the security. In addition, transaction costs for these investments are often higher than those of investments in larger capitalization companies. Investments in small cap companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

DEBT SECURITIES

Investments in debt securities are part of the Basic Value Fund and the Blue Chip Fund's principal investment strategy. The other Funds may have a portion of their assets invested in debt securities. Convertible debt securities may be considered equity or debt securities, and, in either event, they possess many of the attributes and risks of debt securities. A prospective investor in any of the Funds should be aware of the risks associated with investing in debt securities.

Debt securities can generally be classified into two categories as follows: (1) "investment grade" debt securities and (2) "non-investment grade" debt securities (also known as "junk bonds"). Investment grade debt securities are those which are rated within the four highest rating categories of a nationally recognized rating organization (or if unrated, securities of comparable quality as determined by an Adviser). A discussion of several different ratings services appears in an Appendix to the Statement of Additional Information. Investment grade debt securities are considered to have less risk of issuer default than non-investment grade debt securities. However, investment grade debt securities will generally have a lower yield than non-investment grade debt securities. Debt securities in the fourth highest rating category are viewed as having adequate capacity for payment of interest and repayment of principal, but do have speculative characteristics and involve a higher degree of risk than that associated with investments in debt securities in the three higher rating categories.

Money market instruments are short-term high quality debt securities. They are the highest investment grade quality and therefore carry the lowest risk of issuer default. Some common types of money market instruments include U.S. Treasury bills and notes, commercial paper, banker's acceptances and negotiable certificates of deposit. All of the Funds may invest in money market instruments and other types of debt securities as a cash reserve.

Debt securities that are rated below the four highest categories (or unrated securities of comparable quality determined by an Adviser) are known as "junk bonds". Junk bonds are considered to be of poor standing and predominantly speculative. Junk bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default.

Junk bonds may be subject to substantial market fluctuations. They are also subject to greater risk of loss of income and principal than investment-grade securities. There may be less of a market for junk bonds and therefore they may be harder to sell at a desirable price.

FOREIGN SECURITIES

All of the Funds may invest in foreign securities. The Aggressive Growth Fund, the Basic Value Fund, the Mid Cap Value Fund, the Blue Chip Fund and the Diversified Mid-Cap Fund may invest up to 25% of their assets in foreign securities. The Capital Appreciation Fund may invest up to 100% in foreign securities. Foreign securities also include securities of issuers in emerging market countries and securities quoted in foreign currencies. The Funds also may invest in depositary receipts, which are generally certificates issued by a domestic or foreign bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or a non-U.S. branch of a U.S. bank.

Foreign equity and debt securities generally have the same risk characteristics as U.S. equity and debt securities. However, they also present a number of additional risks and considerations that are not associated with U.S. investments. For example, investments in foreign securities may subject a Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country. Foreign investments may also be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates. In addition, there may be higher brokerage commissions and custodial costs incurred by investment in foreign securities.

Even with respect to U.S. issuers, such issuers may have substantial non-U.S. activities, and thus, face similar risks as foreign issuers. Conversely, certain foreign issuers may also have significant U.S. activities and may face the same risks as U.S. issuers with regard to those activities.

DERIVATIVES

Derivatives may be used by each Fund for to hedge investments and potential investments, manage risks, or to manage interest or currency-sensitive assets. Derivatives are financial instruments designed to achieve a particular economic result when the price of an underlying security, index, interest rate, commodity, or other financial instrument changes. However, hedging techniques may not always be available to the Funds; and it may not always be feasible for a Fund to use hedging techniques even when they are available. Each Fund may also enter into certain derivative transactions to enhance total return. For example, each Fund may, in lieu of purchasing the underlying assets, enter into futures contracts on stock indices or options on such futures contracts. Derivatives can subject a Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options, and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer of the option has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (depending on the type of option) the underlying security, prior to expiration date of the option at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders, for a fee, to reduce their exposure to interest rate swings.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

Derivatives involve special risks. If an Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase a Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk assumed. Further, there is a potential for illiquidity of the markets for derivative instruments, which could also result in a loss. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

TEMPORARY DEFENSIVE STRATEGIES

Each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, a Fund may not be actively pursuing its investment goals or achieving its investment objective and may have up to 100% of its assets invested in preferred stock, investment-grade debt instruments, short-term debt securities or cash.

OTHER INVESTMENT RISKS

This prospectus describes the main risks an investor faces in any of the Funds. It is important to keep in mind one of the main principles of investing: the higher the risk of losing your money, the higher the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward. Risk tolerances vary among investors.

LIQUIDITY RISK

In addition to the primary risks described in the Fund summaries, all of the Funds are subject to liquidity risk. This is the risk that a Fund will not be able to timely pay redemption proceeds because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

PORTFOLIO TURNOVER

Consistent with the Aggressive Growth Fund, the Mid Cap Value Fund, and the Diversified Mid-Cap Fund's investment policies, each Fund may engage in active trading without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., 100% or more per year) would cause a Fund to incur additional transaction costs on the sale of securities and reinvestment in other securities.

                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Board is responsible for overseeing all operations of the Funds, including retaining and supervising the performance of the Manager.

INVESTMENT MANAGER

LSA Asset Management LLC, the Manager, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois, is each Fund's investment adviser. The Manager is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). The Manager was organized in the state of Delaware in 1999 as a limited liability company, and is registered with the SEC as an investment adviser. The Trust is the only investment company currently managed by the Manager. The Manager has served as investment adviser to the Trust since 1999. Allstate Life, organized in 1957 as a stock life insurance company in the state of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life.

The Manager has overall responsibility for providing investment advisory and related services to the Funds, including responsibility for selecting Advisers to carry out the day-to-day investment management of the Funds. The Manager will review and monitor the performance of each Fund for purposes of considering whether changes should be made in regard to a Fund's investment strategies as well as whether a change in the Adviser to a Fund is warranted. The Manager will also monitor the Funds for compliance purposes and will instruct, when appropriate, each of the Advisers as to its compliance duties for its respective Fund.

The Manager considers various factors in selecting the Advisers, including:

-    level of knowledge and skill
- performance as compared to a peer group of other advisers or to an appropriate index
-    consistency of performance
-    adherence to investment style and Fund objectives
-    employees, facilities and financial strength
-    quality of service
- how the Adviser's investment style complements other selected Advisers' investment styles.

Two or more Advisers may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Adviser, the Manager may change these allocations from time to time, often based upon the results of the Manager's evaluations of the Advisers.

THE ADVISERS

The Advisers make the day-to-day decisions to buy and sell specific securities for a Fund. Each Adviser manages a Fund's investments according to the Fund's investment objective and strategies.

The Funds and the Manager have received an order from the SEC which permits the Manager to hire and fire Advisers or change the terms of their advisory agreements without obtaining shareholder approval. The Manager has ultimate responsibility to oversee the Advisers and their hiring, termination and replacement.

ADVISER TO THE AGGRESSIVE GROWTH FUND AND THE MID CAP VALUE FUND

Van Kampen Asset Management Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois, 60181-5555, is the Adviser to the Aggressive Growth Fund and the Mid Cap Value Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (Van Kampen Investments). Van Kampen Investments is a diversified asset management company with more than three million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $81 billion under management or supervision as of March 31, 2000. Van Kampen Investments' more than 50 open-end and more than 30 closed-end funds and more than 2,700 unit investment trusts are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.


The Funds are managed by teams of portfolio managers. Senior Portfolio Managers Gary M. Lewis and Dudley Brickhouse are the co-lead managers of the Aggressive Growth Fund. Mr. Lewis, Managing Director and Senior Portfolio Manager has been associated with the Adviser since 1986. Mr. Brickhouse, Principal and Senior Portfolio Manager has been associated with the Adviser since 1997. Principals Janet Luby and David Walker and Portfolio Manager Matthew Hart are responsible as co-managers for the day-to-day management of the Fund. Ms. Luby, Principal and Vice President, has been associated with the Adviser since 1995. Mr. Walker, Principal and Vice President, has been associated with the Adviser since 1990. Mr. Hart, Portfolio Manager and Vice President, has been associated with the Adviser since 1997.


Senior Portfolio Manager James A. Gilligan and Portfolio Managers Scott Carroll and James O. Roeder are the management team of the Mid Cap Value Fund. Mr. Gilligan, Managing Director and Senior Portfolio Manager has been associated with the Adviser since 1985. Mr. Carroll, Vice President and Portfolio Manager, has been associated with the Adviser since 1996. Mr. Roeder, Vice President and Portfolio Manager, has been associated with the Adviser since 1999.

ADVISER TO THE CAPITAL APPRECIATION FUND

Janus Capital Corporation (Janus), 100 Fillmore Street, Denver, Colorado 80206-4928, is the Adviser to the Capital Appreciation Fund and is responsible for the day-to-day management of its investment portfolio. Janus began serving as an investment adviser in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2000, Janus had approximately $248.8 billion under management. Ed Keely, CFA, is the Portfolio Manager, and will be responsible for the day-to-day management of the Fund. Mr. Keely, Vice President of Investments and Portfolio Manager, joined Janus in 1998 and manages other Janus funds and various institutional separate accounts in the aggressive growth discipline.

ADVISER TO THE DIVERSIFIED MID-CAP FUND

Fidelity Management & Research Company (FMR), 82 Devonshire Street, Boston, Massachusetts, 02109, is the Adviser to the Diversified Mid-Cap Fund. In addition, FMR Co, Inc. (FMRC) serves as sub-adviser to the Fund. FMRC will be primarily responsible for choosing investments for the Fund. FMRC is a wholly-owned subsidiary of FMR. As of January 31, 2001, FMR and its affiliate, FMRC had approximately $612 billion in discretionary assets under management. Robert Macdonald is the Portfolio Manager and will be responsible for the day-to-day management of the Fund. Mr. Macdonald, Senior Vice President and Portfolio Manager, has been associated with FMR since 1985.

ADVISER TO THE BASIC VALUE FUND AND THE BLUE CHIP FUND

A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, serves as the Adviser to the Basic Value Fund and the Blue Chip Fund. The Adviser has acted as an investment adviser since its organization in 1986 and together with its parent, A I M Advisers, Inc. currently advises or manages over 130 investment portfolios, encompassing a broad range of investment objectives. Mathew Seinsheimer and Bret Stanley are the portfolio managers for the Basic Value Fund. Mr. Seinsheimer began his investment career in 1992 and joined American Indemnity Company in 1995 as a portfolio manager on both fixed-income and equity portfolios. Mr. Seinsheimer joined AIM as a senior analyst in 1998 and assumed his current responsibilities in 2000. Mr. Stanley began his investment career in 1988. Prior to joining AIM in 1998 as a Senior Portfolio Manager, Mr. Stanley was a Vice President and Portfolio Manager with Van Kampen American Capital, Inc. where he managed growth and income, equity income, and value portfolios. Jonathan Schoolar and Monika Degan are the portfolio managers for the Blue Chip Fund. Mr. Schoolar began his investment career in 1983. He joined AIM in 1986 as head of equity trading. Mr. Schoolar then served as Associate Portfolio Manager before assuming the title of Senior Portfolio Manager in 1992. Ms. Degan began her investment career in 1991. Ms. Degan joined AIM in 1995 as an Investment Officer and Portfolio Analyst for equity securities and was promoted to her current position as Senior Portfolio Manager in 1997.

                       RELATED PERFORMANCE OF THE ADVISERS

Each Adviser manages assets of clients that have investment objectives and strategies that are similar to those of the corresponding Fund that the Adviser manages. These client accounts may consist of individuals, institutions, and other mutual funds. Listed below is "composite performance" for certain Advisers with regard to all of these similarly managed accounts. The composite performance is computed based upon essentially the Adviser's "average" performance with regard to such accounts. The composite performance information shown below is based on a composite of all accounts of certain Advisers (and their predecessors, if any) having substantially similar investment objectives, policies and strategies as the corresponding Fund, adjusted to give effect to the applicable LSA Variable Series Trust Fund's annualized expenses (giving effect to any expense waivers or reimbursements) estimated to be incurred during its first fiscal year. Some of the accounts included in the composites are not mutual funds registered under the Investment Company Act of 1940, as amended, and hence, these accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower. This composite data is provided to illustrate the past performance of certain Advisers in managing similar accounts and does not represent the performance of any Fund. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF ANY FUND OR ANY ADVISER. THE PERFORMANCE SHOWN WOULD BE LOWER HAD THE CHARGES IMPOSED IN CONNECTION WITH A VARIABLE ANNUITY OR VARIABLE LIFE CONTRACT BEEN TAKEN INTO ACCOUNT.

-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
                                              Average      Average        Average
                                               Annual       Annual         Annual        Total        Total        Total
                                               Total         Total         Total      Return One   Return Five   Return Ten
                                             Return One   Return Five    Return Ten      Year         Years        Years
                                  Inception  Year Ended   Years Ended   Years Ended      Ended        Ended        Ended
    Name of Adviser                 Date      12/31/00     12/31/00*     12/31/00*     12/31/00     12/31/00*     12/31/00*
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
VAN KAMPEN ASSET MANAGEMENT,
INC.
Aggressive Growth Fund              5/96     -14.11%        29.35%         N/A        -14.11%       225.33%        N/A
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
JANUS CAPITAL CORP.
Capital Appreciation Fund**         N/A         N/A          N/A           N/A           N/A          N/A          N/A
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
FIDELITY MANAGEMENT & RESEARCH
CO.
Diversified Mid-Cap Fund**          N/A         N/A          N/A           N/A           N/A          N/A          N/A
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
VAN KAMPEN ASSET MANAGEMENT,
INC.
Mid-Cap Value Fund**                N/A         N/A          N/A           N/A           N/A          N/A          N/A
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
A I M ADVISORS INC.
Basic Value Fund                   10/95      20.40%        20.60%        22.40%       20.40%       155.10%      184.70%
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------
A I M ADVISORS INC.
Blue Chip Fund                      2/87      -9.28%        19.44%        16.84%       -9.28%       143.10%      374.04%
-------------------------------- ---------- ------------ ------------- ------------- ------------ ------------ -------------

*Note: If life of composite is less than the period described, figure shown is for the life of the composite.

**Composite performance information is not available.


                             VALUING A FUND'S ASSETS

A Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined under guidelines set by the Board. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

- All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of "amortized" cost.

- Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

- Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after that time, the "fair value" might be adjusted under guidelines set by the Board.

- Securities that are not traded on an exchange and securities for which market quotations are not readily available will be valued in good faith at fair value by, or under guidelines established by, the Board.

                             PRICING OF FUND SHARES

NET ASSET VALUE

Each Fund's per share price (also known as "net asset value" or "NAV") is determined as of the close of trading (normally 4:00 p.m., Eastern Time) every day that the New York Stock Exchange (NYSE) is open for business. If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. Each Fund calculates the price per share based on the values of the securities it owns. The price per share is calculated separately for each Fund by dividing the value of a Fund's assets, minus all liabilities, by the number of the Fund's outstanding shares. Each Fund may purchase securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares; therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

PURCHASING AND REDEEMING SHARES

The per share price received will be the price next determined after a Fund receives and accepts a purchase or redemption order. Payments for redemptions generally will be made no later than seven days after receipt of a redemption request, and generally on the date of receipt.

Investors may purchase or redeem shares of the Funds in connection with variable annuity contracts and variable life insurance policies offered through insurance company separate accounts. Individuals may not place orders directly with the Funds. You should refer to the prospectus of your variable insurance contract for information on how to select specific Funds as investment options for your contract and how to redeem monies from the Funds.

Orders received by the Funds are effected only on days when the NYSE is open for trading (Business Days). The insurance company separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of the close of the NYSE (generally 4:00 p.m. Eastern Time) although purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next Business Day after the Fund receives actual notice of the redemption order, but may be paid within three Business Days after receipt of actual notice of the order (or longer as permitted by the SEC). The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Fund reserves the right to suspend the offering of its shares for any period of time, and reserves the right to reject any specific purchase order. The Funds do not assess any fees when they sell or redeem their shares. The Funds reserve the right to refuse to sell their shares if the request to purchase or sell shares is based on market timing decisions as determined by the Manager and/or the Adviser(s).

TRANSFERS

The separate account issuing your variable insurance contract may transfer assets between the Funds consistent with its timely receipt of all information necessary to process transfer requests. The Funds reserve the right to limit or terminate these transfer privileges at any time.

                                FEES AND EXPENSES

BREAKDOWN OF EXPENSES

Investors in the Funds will incur various operating costs which are described below. Each Fund pays a management fee for the management of its investments and business affairs. Each Fund also pays its own operational expenses. Some of the Funds may engage in active trading to achieve their investment objectives. As a result, a Fund may incur higher brokerage and other transaction costs.

MANAGEMENT FEES

The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of the Fund as set forth in the table below.

-------------------------------------------------------------------------
Aggressive Growth Fund                                   0.95%
-------------------------------------------------------------------------
Capital Appreciation Fund                                0.90%
-------------------------------------------------------------------------
Diversified Mid-Cap Fund                                 0.90%
-------------------------------------------------------------------------
Mid Cap Value Fund                                       0.85%
-------------------------------------------------------------------------
Basic Value Fund                                         0.90%
-------------------------------------------------------------------------
Blue Chip Fund                                           0.90%
-------------------------------------------------------------------------

The Manager compensates the Advisers from the management fee it receives or its own resources. No additional management fees are paid by the Funds to the Advisers.

OPERATIONAL EXPENSES

Each Fund pays other operational expenses not assumed by the Manager. These expenses may include, among others, the following: fees for Fund accounting and Fund administration; fees related to the purchase, sale or loan of securities such as brokers' commissions; fees of independent accountants and legal counsel; expenses of preparing and printing shareholder annual and semi-annual reports; bank transaction charges; custodian fees and expenses; federal, state or local income or other taxes; independent Trustee compensation; SEC fees; and costs of Trustee and shareholder meetings.

All of these expenses that are incurred by the Fund will be passed on to shareholders through a daily charge made to the assets held in the Funds, which will be reflected in share prices.

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently this limit is set so that no Fund will incur expenses (not including interest, taxes, or brokerage commissions) that exceed the amount of its management fee plus 0.30% of its assets. The Manager is contractually obligated to continue this arrangement through April 30, 2002. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance.

                           ADDITIONAL FUND INFORMATION

TAX INFORMATION

Shares of the Funds are owned for federal tax purposes by life insurance company separate accounts established in connection with variable contracts, not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning contracts and receiving distributions or other contract related payments. Each Fund intends to comply with the federal tax diversification and other federal tax requirements with which it must comply in order for variable contracts to qualify for the tax treatment described in the applicable variable contract prospectus. A Fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that Fund to be subject to current taxation on all income on the contract, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian, transfer agent, fund accountant and administrator.

PERFORMANCE

From time to time, the Funds may advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income plus realized and unrealized capital appreciation (or depreciation). Yield and total return should not be used to predict the future performance of a Fund. Yields and total returns are presented net of the Funds' operating expenses. Fund performance information does not reflect any fees or charges imposed under a variable insurance contract.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information (SAI) provides more detailed information about the Trust and the Funds and is legally considered to be a part of this prospectus. The Funds' annual and semi-annual reports will be available once the Funds have completed their first annual or semi-annual period. The annual report includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Copies of the SAI, the annual and semi-annual reports, and other information may be obtained, at no cost, by contacting 1-800-865-5237.

OTHER INFORMATION
Information can also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. For a fee, text-only copies can be obtained by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call (202) 942-8090. Additionally, information about the Trust and the Funds can be obtained on the SEC's Internet website at http://www.sec.gov.

Investment Company Act file no. 811-09379